SUPPLEMENT DATED MARCH 18, 2011

To the variable annuity prospectus dated January 24, 2011, as supplemented March 11, 2011 of:

Allianz VisionSM
Allianz VisionSM New York

To the variable annuity prospectus dated December 28, 2010 of:

Allianz ConnectionsSM

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective May 2, 2011, for the Annual Increase of the Income Protector benefit, the maximum number of guarantee years we offer is 30 years, which applies to Income Protector riders issued on and after May 2, 2011.

PRO-010-0510